SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 18, 2000
                               (December 8, 1999)


                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

        Delaware                                                      62-1040440
(State or other jurisdiction)                     (IRS employer of incorporation
                                                             identification No.)
                                    000-21788
                            (Commission file number)

One Cotton Row, Scott, Mississippi                                        38772
(Address of principal executive offices)                              (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000

Item 5.  Other Events:

         Amendments to the February 2, 1996 Bollgard(TM) Gene License and Seed Services Agreement; the February 2, 1996 Roundup(R) Ready Gene License and Seed Services Agreement both among Delta and Pine Land Company ("D&PL" or the "Company"), D&M Partners and Monsanto Company ("Monsanto"); the February 2, 1996 Option Agreement between D&PL and Monsanto and the February 2, 1996 Hartz Cotton Acquisition Agreement among Monsanto, Hartz Cotton Inc., D&PL and Paymaster Technology Corp., (a wholly owned subsidiary of D&PL)

1. February 2, 1996 Bollgard (TM) Gene License and Seed Services Agreement (the "Bollgard Agreement").

          Monsanto and the Company revised effective December 8, 1999 the Bollgard Agreement, entered into in 1992, and modified in 1993 and amended and restated in 1996 for licenses to genes which impart resistance to Lepidopteran insects. The December 8, 1999 Amendment (the "Amendment") removes from the Bollgard Agreement prohibitions against D&PL's combining in seed containing a Monsanto Lepidopteran active gene, genes imparting Lepidopteran-resistance provided by D&PL or third parties. The Amendment also struck from the Bollgard Agreement all provisions whereby, if D&PL commenced development of cotton varieties containing non-Monsanto insect resistance genes, D&PL would forfeit options to advanced Monsanto Lepidopteran-active genes and genes active against non-Lepidopteran insect pests. In addition, both the significant minimum royalty payments and the increase in the Monsanto royalty percentage that D&PL would have been obligated to pay if D&PL commenced commercial sales of seed, in the United States, of cotton varieties that contained non-Monsanto insect resistance genes, were removed. Therefore, D&PL can now, without monetary disincentives or loss of rights to future Monsanto technology, introduce genes of third parties into its conventional varieties and/or stack genes imparting insect resistance or herbicide tolerance of others in cottonseed varieties that contain Monsanto's Bollgard gene technology. Modifications were also made to the indemnity provisions of the Bollgard Agreement to clarify the obligations of D&PL and Monsanto for those products into which D&PL stacks any third party genes with Monsanto's Bollgard gene. The Amendment also requires that, where it is legally able to do so, D&PL must provide cross licenses to Monsanto of non-Monsanto genes that are stacked with Monsanto genes in D&PL cottonseed varieties.

2. February 2, 1996 Roundup(R)Ready Gene License and Seed Services Agreement (the "Roundup Ready Agreement").

          Monsanto and the Company revised effective December 8, 1999 the Roundup Ready Agreement (the "Roundup Ready Amendment") among Monsanto, D&M Partners and D&PL which gives D&PL the right, on a non-exclusive basis, to produce and sell seed containing Monsanto's Roundup Ready gene technology that imparts tolerance to glyphosate herbicide. The Roundup Ready Amendment removes prohibitions against D&PL stacking genes that impart tolerance to non-glyphosate herbicides provided by D&PL or third parties in D&PL cottonseed varieties that contain Monsanto's Roundup Ready gene technology. The Roundup Ready Amendment also struck provisions whereby, if D&PL had commenced development of cotton varieties containing non-Monsanto herbicide tolerance genes, D&PL would forfeit options to advanced Monsanto Roundup Ready genes. In addition, the terms requiring minimum royalties payable by D&PL to Monsanto and increasing the Monsanto royalty percentage if D&PL commenced commercial sales of varieties containing non-Monsanto herbicide tolerance genes were removed. The Roundup Ready Amendment provides, similarly to the Amendment of the Bollgard Agreement, for modifications of the indemnity provisions related to stacked products and for cross licenses, under certain circumstances, of non-Monsanto genes inserted in stacked varieties.

3.   Option Agreement (the "Option Agreement")

          The Option Agreement effective as of February 2, 1996 between Monsanto and D&PL confirms D&PL's options from Monsanto for exclusive licenses to current and future Monsanto technologies relating to Lepidopteran-Active Gene(s) and/or Non-Lepidopteran-Active Gene(s) for all countries outside the United States except India, where D&PL has no rights, and Australia, where D&PL has an option to a co-exclusive license. The Option Agreement also grants D&PL options to non-exclusive licenses, on most favored licensee terms, for Roundup Ready(R) genes in cotton for all countries outside the United States. The Option Agreement also grants D&PL an option for licenses, co-exclusive with a subsidiary of Monsanto, for fiber quality genes developed by Monsanto for use in the United States and in all countries outside the United States except India. Effective December 8, 1999 Monsanto and D&PL amended the Option Agreement with respect to fiber quality gene(s) to provide that any licenses for fiber-quality genes in the United States will be non-exclusive and that in all countries outside the United States except India, D&PL retains the right to a license co-exclusive in each geographic area with one other co-licensee which need not be a subsidiary of Monsanto. Terms of those such licenses shall be no less favorable than those of any other license granted by Monsanto for the subject country.

4.   Hartz Cotton Acquisition Agreement (the "Hartz Agreement")

          The Hartz Agreement was modified effective December 8, 1999 to remove restrictions on Monsanto's ownership or support of research and development programs of other cotton planting seed businesses and to delete provisions under which Monsanto was required to make certain payments to D&PL.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.


Exhibit No.             Description
-----------             -----------

10.29 Amendement to Agreements dated as of December 8, 1999, by and between Monsanto Company, Registrant, D & M Partners, a partnership of Monsanto and D&PL, and Paymaster Technology Corp.

                                 SIGNATURE PAGE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DELTA AND PINE LAND COMPANY



Date: May 18, 2000             By: /s/ W. Thomas Jagodinski
                                   ------------------------
                                   W. Thomas Jagodinski
                                   Senior Vice President - Finance and Treasurer (Duly Authorized Officer)

Exhibit 10.29

                            AMENDMENTS TO AGREEMENTS

     This Amendment to Agreements is made and entered into as of December 8, 1999, by and between MONSANTO COMPANY, a Delaware corporation, ("Monsanto"), DELTA AND PINE LAND COMPANY, a Delaware corporation, ("D&PL"), D&M PARTNERS, a partnership of MONSANTO and D&PL ("D&M Partners"), and PAYMASTER TECHNOLOGY CORP., a Delaware corporation, ("Paymaster").

     IN CONSIDERATION OF the mutual agreements set forth below:

     1. The Bollgard(TM) Gene License and Seed Services Agreement among Monsanto, D&PL and D&M Partners, dated as of February 2, 1996, is amended as set forth in Schedule 1.

     2. The Roundup Ready(TM) Gene License and Seed Services Agreement among Monsanto, D&PL, and D&M Partners, dated as of February 2, 1996, as amended by letter agreement dated July 26, 1996, is amended as set forth in Schedule 2.

     3. The Option Agreement between Monsanto and D&PL, dated as of February 2, 1996, is amended as set forth in Schedule 3.

     4. The Hartz Cotton Acquisition Agreement among Monsanto, D&PL, Hartz Cotton, Inc., and Paymaster, dated as of February 2, 1996, is hereby amended as set forth in Schedule 4.

     5. These Amendments to Agreements shall be effective as of the date set forth above.

     6. The parties hereto agree that upon written request from any party each party shall promptly execute and deliver an amended and restated version of any one or more of the above described Agreements amended and restated to set forth the amendments set forth in the attached schedules.

     IN WITNESS WHEREOF, the parties have caused this document to be duly executed by their respective authorized representatives as of the day and year first written above.

                                             MONSANTO COMPANY


                                             By:________________________________

                                             Name:______________________________

                                             Title:_____________________________


                                             DELTA AND PINE LAND COMPANY


                                             By:________________________________

                                             Name:______________________________

                                             Title:_____________________________


                                             D&M PARTNERS

                                             By:________________________________

                                             Name: Steve Hawkins

                                             Title: Authorized Representative of
                                                    Delta and Pine Land Company

                                             PAYMASTER TECHNOLOGY CORP.
                                             for itself and as successor by
                                             merger to Hartz Cotton, Inc.


                                             By:________________________________

                                             Title:_____________________________

                                   SCHEDULE 1

                                   AMENDMENTS

                                       TO

                            BOLLGARD(TM) GENE LICENSE

                           AND SEED SERVICES AGREEMENT

Section 2.1.39(b) is deleted in its entirety.

Section 2.1.39(c) is deleted in its entirety.

Section 3.4(a) is amended to read as follows:

     (a) MONSANTO grants to D&M PARTNERS and D&PL an option to licenses in THE TERRITORY, as described in Subsections 3.1, 3.2, and 3.3, to any SUBSEQUENT GENE(S) or NON-B.t. LEPIDOPTERAN-ACTIVE GENE(S) for which MONSANTO obtains GOVERNMENT APPROVAL, for use in cotton. The options pursuant to this Subsection 3.4(a) shall be effective during the term of this Agreement as set forth in Subsection 10.1. The terms and conditions of licenses pertaining to any such SUBSEQUENT GENE(S) or NON-LEPIDOPTERAN-ACTIVE GENE(S) shall be identical to the terms and conditions of the licenses pertaining to the FIRST GENE.

Section 3.4(b) is amended to read as follows:

     (b) MONSANTO grants to D&M PARTNERS and D&PL an option to a license in THE TERRITORY, as described in Subsection 3.1, 3.2, and 3.3, to any NON-LEPIDOPTERAN-ACTIVE GENE(S) for which MONSANTO obtains GOVERNMENT APPROVAL, for use in cotton. The option pursuant to this Subsection 3.4(b) shall be effective during the term of this Agreement. The terms of the licenses pertaining to any such NON-LEPIDOPTERAN-ACTIVE GENE(S) shall be on terms no less favorable to D&M PARTNERS or D&PL than those of any license to such NON-LEPIDOPTERAN-ACTIVE GENE(S) granted by MONSANTO in THE TERRITORY to any other licensee.

Section 3.4(c) is amended to read as follows:

     (c) The licenses set forth in Subsection 3.4(b) pertaining to NON-LEPIDOPTERAN-ACTIVE GENE(S) shall contain a two (2) year lead time versus third party licensees (other than the licensee under that certain Insect-Protected Cotton License and Seed Services Agreement between Monsanto, as Licensor, and Stoneville Holding Corp., as Licensee, executed in connection with the closing of the Stock Purchase Agreement signed among Monsanto Company, Calgene LLC and Stoneville Holding Corp.) if, within ninety (90) days of the date upon which MONSANTO first makes the NON-LEPIDOPTERAN-ACTIVE GENE(S) available to D&PL pursuant to Subsection 4.3, 4.3(a), D&PL and MONSANTO establish a mutually agreeable development plan with respect to such NON-LEPIDOPTERAN-ACTIVE GENE(S) which establishes a reasonably aggressive date of first commercial sale of cotton seed containing such NON-LEPIDOPTERAN-ACTIVE GENE(S) to farmers in THE TERRITORY for use as cotton planting seed. MONSANTO shall not unreasonably withhold consent to a development plan proposed by D&PL. MONSANTO shall be permitted to license any third party to commercialize cotton seed containing the subject NON-LEPIDOPTERAN-ACTIVE GENE(S) on the date two (2) years following the anticipated first date of sale to a third party under the relevant development plan. Subject to the provisions of Subsection 4.3, 4.3(a), MONSANTO shall be permitted to grant research licenses pertaining to NON-LEPIDOPTERAN-ACTIVE GENE(S) to any third party at any time. If no such development plan regarding the subject NON-LEPIDOPTERAN-ACTIVE GENE(S) is timely agreed to between MONSANTO and D&PL, then there shall be no restrictions on the date on which third party licensees may commercialize such NON-LEPIDOPTERAN-ACTIVE GENE(S).

Section 3.4(d) is deleted in its entirety.

Section 3.4(e) is amended as follows:

     (e) For so long as the options for licenses pursuant to subsections 3.4(a) and 3.4(b) are effective, MONSANTO shall notify D&PL in writing whenever MONSANTO decides to authorize a SUBSEQUENT GENE, NON-B.t. LEPIDOPTERAN-ACTIVE GENE or NON-LEPIDOPTERAN-ACTIVE GENE for COMMERCIAL DEVELOPMENT in THE
TERRITORY. Such notification shall be given to D&PL with respect to each SUBSEQUENT GENE, NON-B.t. LEPIDOPTERAN-ACTIVE GENE or NON-LEPIDOPTERAN-ACTIVE GENE not later than thirty (30) days after its DATE OF APPROVAL FOR COMMERCIAL DEVELOPMENT and not later than notice to another licensee or potential licensee. D&PL may, at its sole discretion, exercise for itself and D&M PARTNERS the option to obtain a license for such SUBSEQUENT GENE, NON-B.t. LEPIDOPTERAN-ACTIVE GENE or NON-LEPIDOPTERAN-ACTIVE GENE by notifying MONSANTO in writing within sixty (60) days after the date on which MONSANTO gives D&PL such notice of the DATE OF APPROVAL FOR COMMERCIAL DEVELOPMENT and provides to D&PL a proposed license agreement meeting the requirements of Subsection 3.4(a) or 3.4(b), as the case may be. With respect to a SUBSEQUENT GENE, NON-B.t. LEPIDOPTERAN-ACTIVE GENE or NON-LEPIDOPTERAN-ACTIVE GENE, the license under the terms of this Agreement shall become effective upon receipt by MONSANTO of D&PL's notice of exercise of the options.

Section 3.6(a) is amended to read as follows:

     (a) D&PL may insert into a line of LICENSED COMMERCIAL SEED of DELTAPINE B.t. CULTIVARS any gene not licensed to D&PL by MONSANTO expressing a trait not naturally occurring in cotton (a "NON-MONSANTO COTTON GENE") provided that, with respect to any LICENSED COMMERCIAL SEED sold by D&PL which contains any NON-MONSANTO COTTON GENE ("STACKED GENE COTTON SEED"):

          (1) MONSANTO shall have the right by written notice to D&PL to prohibit the display the BOLLGARD GENE TRADEMARK on packages containing such seed, provided that, in the event such notice is given, Section 3.7(a) notwithstanding, D&PL may sell such STACKED GENE COTTON SEED in packaging not displaying the BOLLGARD GENE TRADEMARK.

          (2) NOTWITHSTANDING THE PROVISIONS OF SUBSECTION 13.1, D&PL SHALL DEFEND AND INDEMNIFY AGAINST, AND HOLD MONSANTO AND D&M PARTNERS AND THEIR RESPECTIVE EMPLOYEES, DIRECTORS, OFFICERS AND AGENTS HARMLESS FROM, ANY LOSS, COST, LIABILITY OR EXPENSE (INCLUDING COURT COSTS AND REASONABLE FEES OF ATTORNEYS AND OTHER PROFESSIONALS) INCURRED FROM ANY CLAIM BY COTTON FARMERS WHO PURCHASE LICENSED COMMERCIAL SEED, AND OF DISTRIBUTORS AGAINST WHOM SUCH FARMERS MAY MAKE CLAIMS, ARISING OR ALLEGED TO ARISE OUT OF THE PERFORMANCE OF SUCH STACKED GENE COTTON SEED OR PLANTS GROWN FROM STACKED GENE COTTON SEED, UNLESS SUCH FAILURE OF PERFORMANCE IS PROXIMATELY CAUSED SOLELY BY THE PRESENCE OF A GENE RECEIVED FROM MONSANTO IN SUCH STACKED GENE COTTON SEED, PROVIDED THAT, ON THE ISSUE OF CAUSATION, D&PL SHALL BEAR THE BURDEN OF PROOF, AND PROVIDED THAT COSTS OF CLAIMS COVERED BY THE IMMEDIATELY PRECEDING CLAUSE (I.E., CLAIMS WHERE D&PL MEETS SUCH BURDEN OF PROOF) SHALL BE PRORATED BETWEEN MONSANTO AND D&PL SO THAT MONSANTO'S RESPECTIVE PERCENTAGE SHARE OF THE COSTS OF SUCH CLAIMS SHALL BE BASED ON
     MONSANTO'S RESPECTIVE PERCENTAGE SHARE OF THE TOTAL OF THE NET LICENSE REVENUES AND SEED PREMIUMS (IN INSTANCES WHERE NO TECHNOLOGY LICENSE FEES ARE CHARGED FOR SUCH NON-MONSANTO COTTON GENE) DERIVED FROM THE PRESENCE OF GENETICALLY-ENGINEERED TECHNOLOGY IN THE SUBJECT STACKED GENE COTTON SEED.

          (3) D&PL shall not sell such STACKED GENE COTTON SEED unless:

               (i) with respect to any NON-MONSANTO COTTON GENE which is owned by D&PL or which D&PL has the right to license or sublicense to MONSANTO, D&PL has offered MONSANTO a license to commercialize such NON-MONSANTO COTTON GENE in THE TERRITORY on commercially reasonable terms or, in the case of NON-MONSANTO COTTON GENE licensed or sublicensed by D&PL with the right to sublicense, on terms no less favorable than the terms of D&PL'S license or sublicense, or

               (ii) with respect to any NON-MONSANTO COTTON GENE which is not owned by D&PL and which D&PL does not have the right to license or sublicense to MONSANTO, D&PL has made a good faith effort to obtain a license or sublicense permitting sublicensing to MONSANTO to commercialize such NON-MONSANTO COTTON GENE in cotton in THE TERRITORY and D&PL shall not have entered into any license or other agreement which prohibits MONSANTO obtaining a license to commercialize such NON-MONSANTO COTTON GENE in cotton in THE TERRITORY.

Section 3.6(b) is amended to read as follows:

     (b) D&PL shall choose VARIETAL NAMES, VARIETAL NUMBERS, or DISTINCTIVE NOMENCLATURE to designate cotton seed of D&PL's varieties which contains GENE(S). D&PL shall not use DISTINCTIVE NOMENCLATURE, used to identify LICENSED COMMERCIAL SEED, to identify cotton seed which does not contain a GENE. For examples, if D&PL has sold cotton seed containing a GENE using a DISTINCTIVE NOMENCLATURE, such as in the VARIETAL NAME "DP 5590 Lep-Con," D&PL may thereafter (a) identify NON-LEPIDOPTERAN-RESISTANT COTTON SEED by a VARIETAL NAME such as "DP 5590," and (b) may also identify cotton seed which contains a gene(s) encoding a B.t. TOXIN other than a GENE(S) using the VARIETAL NUMBER "5590" but must use some DISTINCTIVE NOMENCLATURE other than "Lep-Con" in connection with such seed, so that the VARIETAL NAME "DP 5590 I.R." could be used to identify such seed but VARIETAL NAMES such as "DP 5590 Lep-Con," "DP 5590 Lep-Con Plus," or "D&PL 5590 Lep-Con" could not be used.

Section 6.2(b) is deleted in its entirety.

Section 6.3(c) is deleted in its entirety.

Section 6.4(b) is amended to read as follows:

     (b) In the event that EXPIRATION of the last-to-expire patent of LICENSED PATENT RIGHTS with one or more claim(s) which, in the absence of a license from MONSANTO or the patent owner, would be infringed by the making, using, or selling of LICENSED COMMERCIAL SEED of the specific DELTAPINE B.t. CULTIVAR in THE TERRITORY occurs prior to the end of the COMPENSATION PERIOD, then MONSANTO and D&PL shall, in good faith, renegotiate the payment terms including possible reduction of the ROYALTY, said payment alterations to reflect the value of MONSANTO TECHNOLOGY and the possible impact of generic competition.

Section 6.5 is amended to read as follows:

     6.5 MOST FAVORED LICENSEE STATUS: If MONSANTO has granted or hereafter grants a commercial license in THE TERRITORY under the LICENSED PATENT RIGHTS and MONSANTO TECHNOLOGY to a third party for use of the FIRST GENE in cotton containing ROYALTY terms that are more favorable than the ROYALTY terms contained in this Agreement, MONSANTO shall notify D&PL of the more favorable ROYALTY terms and all other terms of such third-party license which are different from the terms of this Agreement. MONSANTO'S obligation to so notify D&PL shall remain in effect for so long as D&PL is not selling in THE TERRITORY any cotton seed which contains a NON-MONSANTO LEPIDOPTERAN-ACTIVE GENE(S) provided, however, such notice shall be given to D&PL if any third party licensee enjoying such terms is allowed to sell in THE TERRITORY cotton seed which contains a NON-MONSANTO LEPIDOPTERAN-ACTIVE GENE(S). Such notice shall be given within thirty (30) days after Monsanto grants such license or within thirty (30) thirty days from the EFFECTIVE DATE of this Agreement, whichever occurs later. D&PL shall, within thirty (30) days of receipt of such notice, have the right to substitute (by notice to MONSANTO) such ROYALTY terms together with all other terms of such third-party license which are different from the terms of this Agreement for the time period that such terms are applicable to said third party. Provided, further, that in the case of a license from MONSANTO to a SUBSIDIARY of MONSANTO, D&PL may elect to apply the ROYALTY terms in such Agreement, with all other terms of the LICENSE from MONSANTO to D&PL to be as set forth in this Agreement. D&PL shall have the right to request a review of such license with a third party for the purpose of ascertaining that the terms and conditions thereof, considered as a whole, are more favorable than the terms and conditions offered to D&PL. In the event that D&PL makes such request, the review shall be implemented by MONSANTO delivering either (i) a copy of such license with all references to the licensee deleted to D&PL or (ii) an accurate summary of the principal terms and conditions of such license certified by an authorized representative of MONSANTO. Any new terms, including, but not limited to, ROYALTY terms, which may be made available to D&PL pursuant to this Subsection 6.4 shall be effective for so long as D&PL is not selling in THE TERRITORY any cotton seed which contains a NON-MONSANTO LEPIDOPTERAN-ACTIVE GENE, provided, however, any such new terms shall be effective so long as any third party licensee enjoying such terms is allowed to sell in THE TERRITORY cotton seed which contains a NON-MONSANTO LEPIDOPTERAN-ACTIVE GENE(S).

Section 7.2(b) is deleted in its entirety.

                                DEVELOPMENT PLAN

Section 1.7 is amended to read as follows:

     1.7 Commencement of Development Activities: MONSANTO shall make each gene which MONSANTO determines is a candidate to become a GENE, a NON-B.t. LEPIDOPTERAN or a NON-LEPIDOPTERAN-ACTIVE GENE available to D&PL for development and evaluation under the provisions of the DEVELOPMENT PLAN no later than the date on which (i) MONSANTO makes such gene available for development or evaluation by any third party (including by any SUBSIDIARY of MONSANTO) or (ii) if MONSANTO hereafter enters into the business of selling LICENSED COMMERCIAL SEED, directly, as opposed to sales through licensees, when MONSANTO inserts said genes into lines of cotton for the purpose of COMMERCIAL DEVELOPMENT of said lines. If a gene must be made available to D&PL under this provision prior to the date on which MONSANTO approves such gene(s) for COMMERCIAL DEVELOPMENT as a GENE(S), MONSANTO and D&PL shall agree on appropriate procedures for development and evaluation by D&PL of such gene(s) prior to their approval for COMMERCIAL DEVELOPMENT as GENE(S). In all cases, MONSANTO will provide the subject gene(s) to D&PL in the most advanced generation of germplasm development at which such gene(s) are provided to any third party. It is understood that this DEVELOPMENT PLAN contains standards and procedures appropriate to LEPIDOPTERAN ACTIVE GENE(S). In the case of NON-LEPIDOPTERAN-ACTIVE GENES, MONSANTO and D&PL shall mutually agree upon modifications or alterations to the standards and procedures set forth herein appropriate to such NON-LEPIDOPTERAN ACTIVE GENES. Agreement upon such modifications or alterations for NON-LEPIDOPTERAN ACTIVE GENES shall not be unreasonably withheld or delayed.

                                   SCHEDULE 2

                                   AMENDMENTS

                                       TO

                          ROUNDUP READY(R) GENE LICENSE

                           AND SEED SERVICES AGREEMENT

Section 2.1.40(b) (as previously amended) is deleted in its entirety.

Section 2.1.40(c) (as previously amended) is deleted in its entirety.

Section 3.4(a) is amended to read as follows:

     (a) MONSANTO grants to D&M PARTNERS and D&PL an option to licenses in THE TERRITORY as described in Subsections 3.1, 3.2, and 3.3, to any SUBSEQUENT ROUNDUP READY(R) GENE for which MONSANTO obtains GOVERNMENT APPROVAL, for use in cotton. The options pursuant to this Subsection 3.4(a) shall be effective during the term of this Agreement as set forth in Subsection 10.1. The terms and conditions of licenses pertaining to any such SUBSEQUENT ROUNDUP READY(R) GENE(S) shall be identical to the terms and conditions of the license and sublicense pertaining to the ROUNDUP READY(R) GENE.

Section 3.4(b) is deleted in its entirety.

Section 3.4(c) is amended to read as follows:

     (c) For so long as the options for licenses pursuant to Subsection 3.4(a) are effective, MONSANTO shall notify D&M PARTNERS and D&PL in writing whenever MONSANTO decides to authorize a SUBSEQUENT ROUNDUP READY(R) GENE for COMMERCIAL DEVELOPMENT in THE TERRITORY. Such notification shall be given to D&M PARTNERS and D&PL with respect to each SUBSEQUENT ROUNDUP READY(R) GENE not later than thirty (30) days after its DATE OF APPROVAL FOR COMMERCIAL DEVELOPMENT and not later than notice to another licensee or potential licensee. D&PL may, at its sole discretion, exercise, for itself and for D&M PARTNERS, the option to obtain a license for such SUBSEQUENT ROUNDUP READY(R) GENE by notifying MONSANTO in writing within sixty (60) days after the date on which MONSANTO gives D&M PARTNERS and D&PL such notice of the DATE OF APPROVAL FOR COMMERCIAL DEVELOPMENT and provides D&PL a proposed license agreement meeting the requirements of Subsection 3.4(a). With respect to a SUBSEQUENT ROUNDUP READY(R) GENE, a license under the terms of this Agreement shall become effective upon receipt by MONSANTO of D&PL's notice of exercise of the options.

Section 3.6(a) is amended to read as follows:

     (a) D&PL may insert into a line of LICENSED COMMERCIAL SEED of DELTAPINE ROUNDUP READY(R) CULTIVARS any gene not licensed to D&PL by MONSANTO expressing a trait not naturally occurring in cotton (a "NON-MONSANTO COTTON GENE") provided that, with respect to any LICENSED COMMERCIAL SEED sold by D&PL which contains any NON-MONSANTO COTTON GENE ("STACKED GENE COTTON SEED"):

          (1) MONSANTO shall have the right by written notice to D&PL to prohibit the display the ROUNDUP READY(R) GENE TRADEMARK on packages containing such seed, provided that, in the event such notice is given,
     Section 3.7(a) notwithstanding, D&PL may sell such STACKED GENE COTTON SEED in packaging not displaying the ROUNDUP READY(R) GENE TRADEMARK.

          (2) NOTWITHSTANDING THE PROVISIONS OF SUBSECTION 13.1, D&PL SHALL DEFEND AND INDEMNIFY AGAINST, AND HOLD MONSANTO AND D&M PARTNERS AND THEIR RESPECTIVE EMPLOYEES, DIRECTORS, OFFICERS AND AGENTS HARMLESS FROM, ANY LOSS, COST, LIABILITY OR EXPENSE (INCLUDING COURT COSTS AND REASONABLE FEES OF ATTORNEYS AND OTHER PROFESSIONALS) INCURRED FROM ANY CLAIM BY COTTON FARMERS WHO PURCHASE LICENSED COMMERCIAL SEED, AND OF DISTRIBUTORS AGAINST WHOM SUCH FARMERS MAY MAKE CLAIMS, ARISING OR ALLEGED TO ARISE OUT OF THE PERFORMANCE OF STACKED GENE COTTON SEED OR PLANTS GROWN FROM STACKED GENE COTTON SEED, UNLESS SUCH FAILURE OF PERFORMANCE IS PROXIMATELY CAUSED SOLELY BY THE PRESENCE OF A ROUNDUP READY(R) GENE(S) IN SUCH STACKED GENE COTTON SEED, PROVIDED THAT, ON THE ISSUE OF CAUSATION, D&PL SHALL BEAR THE BURDEN OF PROOF AND PROVIDED THAT COSTS OF CLAIMS COVERED BY THE IMMEDIATELY PRECEDING CLAUSE (I.E., CLAIMS WHERE D&PL MEETS SUCH BURDEN OF PROOF) SHALL BE PRORATED BETWEEN MONSANTO AND D&PL SO THAT MONSANTO'S RESPECTIVE PERCENTAGE SHARE OF THE COSTS OF SUCH CLAIMS SHALL BE BASED ON
     MONSANTO'S RESPECTIVE PERCENTAGE SHARE OF THE TOTAL OF THE NET LICENSE REVENUES AND SEED PREMIUMS (IN INSTANCES WHERE NO TECHNOLOGY LICENSE FEES ARE CHARGED FOR SUCH NON-MONSANTO COTTON GENE) DERIVED FROM THE PRESENCE OF GENETICALLY-ENGINEERED TECHNOLOGY IN THE SUBJECT STACKED GENE COTTON SEED.

          (3) D&PL shall not sell such STACKED GENE COTTON SEED unless:

               (i) with respect to any NON-MONSANTO COTTON GENE which is owned by D&PL or which D&PL has the right to license or sublicense to MONSANTO, D&PL has offered MONSANTO a license to commercialize such NON-MONSANTO COTTON GENE in THE TERRITORY on commercially reasonable terms or, in the case of a NON-MONSANTO COTTON GENE licensed or sublicensed by D&PL with the right to sublicense, on terms no less favorable than the terms of D&PL'S license or sublicense, or

               (ii) with respect to any NON-MONSANTO COTTON GENE which is not owned by D&PL and which D&PL does not have the right to license or sublicense to MONSANTO, D&PL has made a good faith effort to obtain a license or sublicense permitting sublicensing to MONSANTO to commercialize such NON-MONSANTO COTTON GENE in cotton in THE TERRITORY and D&PL shall not have entered into any license or other agreement which prohibits MONSANTO obtaining a license to commercialize such NON-MONSANTO COTTON GENE in cotton in THE TERRITORY.

Section 3.6(d) is amended to read as follows:

     (d) D&PL shall choose VARIETAL NAMES, VARIETAL NUMBERS, or DISTINCTIVE NOMENCLATURE to designate cotton seed of D&PL's varieties which contain ROUNDUP READY(R) GENE(S). D&PL shall not use DISTINCTIVE NOMENCLATURE used to identify LICENSED COMMERCIAL SEED to identify cotton seed which does not contain a ROUNDUP READY(R) GENE. For examples, if D&PL has sold cotton seed containing a ROUNDUP READY(R) GENE using a DISTINCTIVE NOMENCLATURE, such as in the VARIETAL NAME "DP 5590 Gly-Res," D&PL may thereafter (a) identify NON-ROUNDUP READY(R) COTTON SEED by a VARIETAL NAME such as "DP 5590" and (b) may also identify cotton seed which contains a NON-MONSANTO HERBICIDE TOLERANCE GENE using the VARIETAL NUMBER "5590" but must use some DISTINCTIVE NOMENCLATURE other than "Gly-Res" in connection with such seed, so that the VARIETAL NAME "DP 5590 H.R." could be used to identify such seed but VARIETAL NAMES such as "DP 5590 Gly-Res," "DP 5590 Gly-Res Plus," or "D&PL 5590 Gly-Res" could not be used.

Section 6.2(b) is deleted in its entirety.

Section 6.3(c) is deleted in its entirety.

Section 6.4(b) is amended to read as follows:

     (b) In the event that EXPIRATION of the last-to-expire patent of LICENSED PATENT RIGHTS with one or more claim(s) which, in the absence of a license from MONSANTO or the patent owner, would be infringed by the making, using, or selling of LICENSED COMMERCIAL SEED of a specific DELTAPINE B.t. CULTIVAR in THE TERRITORY occurs prior to the end of the COMPENSATION PERIOD, then MONSANTO and D&PL shall, in good faith, renegotiate the payment terms including possible reduction of the ROYALTY, said payment alterations to reflect the value of MONSANTO TECHNOLOGY and the possible impact on generic competition.

Section 6.5 is amended to read as follows:

     6.5 MOST FAVORED LICENSEE STATUS:
         ----------------------------

     (a) If MONSANTO has granted or hereinafter grants a commercial license in THE TERRITORY under the LICENSED PATENT RIGHTS and MONSANTO TECHNOLOGY to a third party for use of the FIRST ROUNDUP READY(R) GENE containing ROYALTY terms that are more favorable than the ROYALTY terms contained in this Agreement, MONSANTO shall notify D&PL of the more favorable ROYALTY terms and all other terms of such third-party license which are different from the terms of this Agreement. MONSANTO'S obligation to so notify D&PL shall remain in effect for so long as D&PL is not selling commercially in THE TERRITORY cotton seed which contains a NON-MONSANTO HERBICIDE TOLERANCE GENE other than a PERMITTED COMPETITIVE HERBICIDE TOLERANCE GENE provided, however, such notice shall be given to D&PL if any third party license enjoying such terms is allowed to sell in THE TERRITORY cotton seed which contains a NON-MONSANTO HERBICIDE TOLERANCE GENE. Such notice shall be given within thirty (30) days after Monsanto grants such license or within thirty (30) days from the EFFECTIVE DATE of this Agreement, whichever occurs later. D&PL shall, within thirty (30) days of receipt of such notice, have the right to substitute (by notice to MONSANTO) such ROYALTY terms together with all other terms of such third party license which are different from the terms of this Agreement for the time period that such terms are applicable to said third party. Provided, further, that in the case of a license from MONSANTO to a SUBSIDIARY of MONSANTO. D&PL may elect to apply the ROYALTY terms in such Agreement, with all other terms of the LICENSE from MONSANTO to D&PL to be as set forth in this Agreement. D&PL shall have the right to request a review of such license with a third party for the purpose of ascertaining that the terms and conditions thereof, considered as a whole, are more favorable than the terms and conditions offered to D&PL. In the event that D&PL makes such request, the review shall be implemented by MONSANTO delivering either (i) a copy of such license with all references to the licensee deleted to D&PL or (ii) an accurate summary of the principal terms and conditions of such license certified by an authorized representative of MONSANTO.

     (b) Any new terms, including, but not limited to, ROYALTY terms, which may be made available to D&PL pursuant to this Section 6.5 shall be effective for so long as D&PL is not selling in THE TERRITORY cotton seed which contains a NON-MONSANTO HERBICIDE TOLERANCE GENE other than a PERMITTED COMPETITIVE HERBICIDE TOLERANCE GENE, provided, however, any such new terms shall be effective so long as any third party licensee enjoying such terms is allowed to sell in THE TERRITORY cotton seed which contains a NON-MONSANTO HERBICIDE TOLERANCE GENE.

Section 7.2(a) is amended to read as follows:

     (a) D&M PARTNERS shall submit to D&PL fifteen (15) days after the end of each month a report which summarizes the cash payments on accounts receivable specifically identifiable as SUBLICENSE REVENUE resulting from sublicenses to cotton farmers for use of LICENSED COMMERCIAL SEED of DELTAPINE ROUNDUP READY(R) CULTIVARS. D&M PARTNERS shall submit to D&PL by the end of September of each year a report which summarizes any payment due for the previous twelve (12) months. With each such annual report. D&M PARTNERS shall pay to D&PL the ROUNDUP READY(R) SEED SERVICES FEE due pursuant to Subsection 6.2(a). If no payment is due to MONSANTO for the subject reporting period, the written report should so state.

                                DEVELOPMENT PLAN

Section 1.7 is amended to read as follows:

     1.7 Commencement of Development Activities: MONSANTO shall make each gene which MONSANTO determines is a candidate to become a ROUNDUP READY(R) GENE available to D&PL for development and evaluation under the provisions of the DEVELOPMENT PLAN no later than the date on which (i) MONSANTO makes such gene available for development or evaluation by any third party (including by any SUBSIDIARY of MONSANTO) or (ii) MONSANTO hereafter enters into the business of selling LICENSED COMMERCIAL SEED, directly, as opposed to sales through licensees, when MONSANTO inserts said genes into lines of cotton for the purpose of COMMERCIAL DEVELOPMENT of said lines. If a gene must be made available to D&PL under this provision prior to the date on which MONSANTO approves such gene(s) for COMMERCIAL DEVELOPMENT as a ROUNDUP READY(R) GENE(S), MONSANTO and D&PL shall agree on appropriate procedures for development and evaluation by D&PL of such gene(s) prior to their approval for COMMERCIAL DEVELOPMENT as ROUNDUP READY(R) GENE(S). In all cases, MONSANTO will provide the subject gene(s) to D&PL in the most advanced generation of germplasm development at which such gene(s) are provided to any third party.

                                   SCHEDULE 3

                                   AMENDMENTS

                                       TO

                                OPTION AGREEMENT

Section 5.1 is amended to read as follows:

     5.1 OPTION(S) TO FIBER-QUALITY GENE(S) IN THE TERRITORY: In the event that during the term of the BOLLGARD(TM) GENE LICENSE AND SEED SERVICES AGREEMENT in which D&PL'S option to license (under the terms of Subsection 3.4 of the BOLLGARD(TM) GENE LICENSE AND SEED SERVICES AGREEMENT) LEPIDOPTERAN ACTIVE GENE(S) and/or NON-LEPIDOPTERAN-ACTIVE GENE(S) in THE TERRITORY is in force, MONSANTO should develop and acquire GOVERNMENT APPROVAL for any FIBER QUALITY GENE, then MONSANTO shall offer to D&PL a non-exclusive license to such FIBER QUALITY GENE and MONSANTO TECHNOLOGY related thereto, to develop, produce, have produced and to sell cotton seed containing such FIBER QUALITY GENE in THE TERRITORY. Such license shall be on the following terms and conditions:

          (a) [Intentionally Omitted]

          (b) the sharing of revenue attributed to the FIBER QUALITY GENE(S) shall be determined through good faith negotiations between MONSANTO and D&PL. Provided, however, that the net revenue retained by D&PL attributable to the FIBER QUALITY GENE(S) shall not exceed the greater of: (i) the average per acre net revenue realized by D&PL on the sale of seed of non-genetically modified cotton varieties; or (ii) the average per acre net revenue realized by D&PL under the BOLLGARD(TM) GENE LICENSE AND SEED SERVICES AGREEMENT. The terms of such license shall be no less favorable than those of any other license granted by MONSANTO for such FIBER QUALITY GENE(S) in THE TERRITORY.

Section 5.2 is amended to read as follows:

     5.2 OPTION(S) TO FIBER-QUALITY GENE(S) OUTSIDE THE TERRITORY: In the event that during the term of the BOLLGARD(TM) GENE LICENSE AND SEED SERVICES AGREEMENT in which D&PL's option to license (under the terms of Subsection 3.4 of the BOLLGARD(R) GENE LICENSE AND SEED SERVICES AGREEMENT) LEPIDOPTERAN-ACTIVE GENE(S) and/or NON-LEPIDOPTERAN-ACTIVE GENE(S) in THE TERRITORY is in force, MONSANTO should develop and acquire GOVERNMENT APPROVAL for any FIBER QUALITY GENE and decide to commercialize such technology outside THE TERRITORY with the exception of India, MONSANTO hereby grants to D&PL an option to license such FIBER QUALITY GENE and MONSANTO TECHNOLOGY related thereto, to develop, produce, have produced and/or to sell cotton seed containing such FIBER QUALITY GENE(S) in any country outside THE TERRITORY with the exception of India. Such license shall be on the following terms and conditions:

          (a) The license may be co-exclusive in the applicable geographic area outside THE TERRITORY for production or sale of cotton seed containing such FIBER QUALITY GENE. MONSANTO shall retain the right to grant a license in each geographic area to a one other licensee. In the event that within six
     (6) months after MONSANTO decides to commercialize a FIBER QUALITY GENE in a geographical area outisde THE TERRITORY, MONSANTO has not entered into a license to such FIBER QUALITY GENE for that geographical area with a third party, MONSANTO and D&PL shall meet and discuss the possibility of an exclusive license to such FIBER QUALITY GENE. Failing agreement as to the terms and conditions of such exclusive license, MONSANTO shall continue to be permitted to grant one third party license for that particular geographical area.

          (b) The sharing of revenue attributed to the FIBER QUALITY GENE(S) shall be determined through good faith negotiations between MONSANTO and D&PL. Provided, however, that the net revenue retained by D&PL attributable to the FIBER QUALITY GENE(S) shall not exceed the greater of: (i) the average per acre net revenue realized by D&PL on the sale of seed of non-genetically modified cotton varieties: or (ii) the average per acre net revenue realized by D&PL under the BOLLGARD(TM) GENE LICENSE AND SEED SERVICES AGREEMENT. The terms of such license shall be no less favorable than those of any other license granted by MONSANTO for such country.

Section 5.3 is amended to read as follows:

     5.3 NOTIFICATION OF DECISION TO COMMERCIALIZE FIBER-QUALITY GENE(S): In the event MONSANTO decided to commercialize any FIBER QUALITY GENE(S) for such use in and/or outside THE TERRITORY, MONSANTO shall so notify D&PL and shall present to D&PL a proposed license agreement meeting the conditions of Subsections 5.1 or 5.2. Such notification shall be given to D&PL with respect to any such FIBER QUALITY GENE not later than thirty (30) days after MONSANTO'S decision to commercialize such FIBER QUALITY GENE for use in a particular country and not later than the notice of such decision to the other potential licensee. D&PL shall have the right to a license for applicable country(ies) on terms and conditions which are not materially different from the terms and conditions offered to any third party. MONSANTO shall give notice of the grant of license(s) to any other permitted licensee. D&PL shall have the right to request a review of any such license for the purpose of ascertaining that the terms and conditions thereof, considered as a whole, are more favorable than the terms and conditions offered to D&PL. In the event that D&PL makes such request, the review shall be implemented by MONSANTO delivering either (i) a copy of such license with all references to the licensee deleted to D&PL or (ii) an accurate summary of the principal terms and conditions of such license certified by an authorized representative of MONSANTO.

Section 5.5(a) is amended to read as follows:

     5.5 TIMING OF DEVELOPMENT ACTIVITIES

          (a) MONSANTO shall make each gene with MONSANTO determines is a candidate to become a FIBER QUALITY GENE available to D&PL for development and evaluation no later than the date on which MONSANTO makes such gene available for development or evaluation by any other potential licensee.

                                   SCHEDULE 4

                                   AMENDMENTS

                                       TO

                       HARTZ COTTON ACQUISITION AGREEMENT

Section 11.7 is amended to read as follows:

         11.7     Limited Covenant and Seed Service Rebate.
                  ----------------------------------------

                  (a) Monsanto and D&PL, having entered into the Bollgard(TM) Gene License and Seed Services Agreement and the Roundup Ready(R) Gene License and Seed Services Agreement, agree and understand that a consideration for the merger of Hartz Cotton into D&PL Sub is the continuation of commercialization of such Monsanto cotton-related technologies by D&PL. Monsanto and D&PL agree and understand that in order to fulfill their respective obligations under said agreements, all for the purpose of jointly developing and bringing to market genetically modified varieties of cotton planting seed, D&PL has shared with Monsanto, under prior agreements and, as provided in current agreements, must continue to share with Monsanto on a free and open basis D&PL technology and confidential information, and that the continued exchange of such D&PL technology and confidential information is advantageous to both Monsanto and D&PL. Monsanto and D&PL further recognize that D&PL has a legitimate interest in preventing its competitors from access to business information it needs to share with Monsanto and from reaping the benefits of D&PL's development efforts and of its contributions to Monsanto's development efforts. Accordingly, to encourage the continued commercialization of such Monsanto cotton-related technologies by D&PL and to encourage the free and open exchange of information between D&PL and Monsanto, Monsanto agrees, subject to the following terms and conditions, not to permit via Monsanto personnel the exchange of confidential pricing, sales, or other sensitive commercial information regarding D&PL to any other competing company. Monsanto shall take reasonable action to use separate personnel for matters involving D&PL and matters involving Stoneville Pedigreed Seed Co. or any other entity owned in whole or in part by Monsanto which engages in any Directly Competing Activity. As used herein, "Directly Competing Activity" means and refers to the cotton planting seed business, including but not limited to breeding, producing, processing, marketing, or sale of cotton planting seed. In addition to other remedies, the Parties agree that this Section 11.7(a) shall be specifically enforceable.

         (b)      [Intentionally omitted]

         (c)      [Intentionally omitted]

         (d) Monsanto's obligations pursuant to Subsection 11.7(a) shall terminate upon the expiration or other termination of the Bollgard(TM) Gene License and Seed Services Agreement or any subsequent agreement entered into pursuant to Section 15.15 of the Bollgard(TM) Gene License and Seed Services Agreement.

Section 14.18(b) is amended to read as follows:

         (b) D&PL shall deliver notice to Monsanto of D&PL's intent to exercise the Exchange, along with copy of the divestiture order, within five days of D&PL's receipt of the divestiture order. The Exchange shall occur within 7 days of delivery of such notice. At the closing of the Exchange, D&PL shall deliver to Monsanto (i) a stock certificate representing all of the issued and outstanding shares of D&PL Sub with duly executed stock powers, (ii) a certificate executed by an officer of D&PL representing that all of the conditions set forth in Subsection 14.18(a)(1) through 14.18(a)(9) are true and correct as of the date of Exchange, (iii) an agreement, similar in the form of indemnification set forth in Section 8.3 hereof, signed by D&PL pursuant to which D&PL agrees to indemnify Monsanto for any and all Liability, Actions, and Damages suffered or incurred by Monsanto resulting from (y) any breach of representation or warranty made in Subsection 14.18(a)(1) through 14.18(a)(9), and (z) any claims by third parties to the extent resulting from the ownership, possession, use, or operation, from and after the Closing until the date of the Exchange, of the Assets, or the Business, and (iv) an agreement executed by D&PL terminating the Trademark License Agreement and Temporary Services. At the closing of the Exchange, Monsanto shall deliver to D&PL a stock certificate representing all of the shares of D&PL Preferred Stock acquired by Monsanto pursuant to this Agreement, along with duly executed stock powers.